UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 19, 2019
___________________________
VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
___________________________

Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange where registered
Common Stock	VRA	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2019, Vera Bradley, Inc. (the “Company”) and certain of its subsidiaries entered into an Interest Purchase Agreement (the “Interest Purchase Agreement”) with Creative Genius, Inc., a California corporation to be reorganized as a California limited liability company that is engaged in the business of designing, marketing and distributing bracelets, jewelry and other related accessories primarily through its e-commerce site, subscription club and wholesale channels (“Pura Vida”), and certain affiliates of Pura Vida. Pursuant to the Interest Purchase Agreement, and subject to the terms and conditions thereof, as of the closing date, the Company will indirectly acquire a seventy-five percent (75%) ownership interest in Pura Vida (the “Transaction”) in exchange for cash consideration consisting of (i) approximately $75 million payable at closing, subject to certain adjustments and escrowed funds, including with respect to working capital and closing indebtedness, and (ii) a contingent payment of up to $22.5 million payable during the first quarter of calendar year 2020 based on 2019 adjusted EBITDA of Pura Vida, as defined in the Interest Purchase Agreement. The Transaction is not subject to financing conditions. The Company’s existing available cash, cash equivalents, and investments will fund the purchase price.

Among other ancillary documentation, the Interest Purchase Agreement contemplates that as of the closing of the Transaction the Company and certain of its subsidiaries and the owners of the remaining twenty-five percent (25%) ownership interest in Pura Vida (the “Sellers”) which will not be indirectly acquired by the Company as of the closing of the Transaction (the “Remaining Pura Vida Interest”) will enter into a Put/Call Agreement (the “Put/Call Agreement”). Pursuant to the Put/Call Agreement, and subject to the terms and conditions thereof, the Sellers will have the right to sell all of the Remaining Pura Vida Interest to the Company, and the Company will have the right to purchase all of the Remaining Pura Vida Interests from Sellers, in each case generally at any time following the fifth anniversary of the closing date of the Transaction until the tenth anniversary thereof. The purchase price for any Remaining Pura Vida Interest put to, or called by, the Company will be determined based on the arithmetic average of a multiple of adjusted EBITDA of Pura Vida and a multiple of adjusted EBITDA of the Company, as defined in the Put/Call Agreement, over the twelve-month period ending on the last day of the month immediately preceding the month in which an exercise notice is delivered by a relevant party. The parties may exercise their put and call rights prior to the fifth anniversary of the closing date in the event of a change in control of the Company (as defined in the Put/Call Agreement) with respect to 25% or 50% of the Remaining Pura Vida Interest depending upon the timing of the change in control.

The Interest Purchase Agreement contains customary representations, warranties and covenants of the parties. The representations and warranties contained in the Interest Purchase Agreement were made solely for purposes of the Interest Purchase Agreement, were made solely for the benefit of the parties to the Interest Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Interest Purchase Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms and may be subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders. For the foregoing reasons, the representations and warranties contained in the Interest Purchase Agreement should not be relied upon as factual information at the time they were made or otherwise.

Each party’s obligation to consummate the Transaction is subject to customary conditions as set out in the Interest Purchase Agreement, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the parties; (ii) performance in all material respects by each of the parties of its obligations and satisfaction of its conditions; (iii) the entry into relevant ancillary documents, including the Put/Call Agreement, (iv) the absence of any change, event, state of facts, development, occurrence or effect that has or would reasonably be expected to have a Material Adverse Effect, as defined in the Interest Purchase Agreement and (v) regulatory approvals, including but not limited to, the expiration or earlier termination of all waiting periods under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and rules and regulations promulgated thereunder. In addition, the Interest Purchase Agreement contains certain customary termination rights of the parties. The Transaction is expected to close in the Company’s second quarter of fiscal 2020.

Pura Vida will operate as an indirect subsidiary of the Company from its current headquarters in La Jolla, California and will continue to be led by its co-founders, Griffin Thall and Paul Goodman.

In connection with the Company’s entry into the Interest Purchase Agreement, Vera Bradley Designs, Inc., a wholly owned subsidiary of the Company, entered into an amendment to its Credit Agreement (the “Credit Agreement Amendment”) with JP Morgan Chase Bank N.A. and the lenders party thereto to, among other things, permit the Company to enter into the Interest Purchase Agreement and the Put/Call Agreement, to exclude certain aspects of the Transaction from coverage of the Credit Agreement, including excluding Pura Vida as a “Loan Party” or guarantor thereunder, and to otherwise permit the Transaction.

The foregoing descriptions of the Interest Purchase Agreement and the Credit Agreement Amendment do not purport to be complete and are qualified in their entirety by the terms and conditions of those agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ending August 3, 2019.

Item 7.01 Regulation FD Disclosure.

On June 20, 2019 the Company issued a press release and posted an investor presentation on its website relating to the Company’s entry into the Interest Purchase Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This document may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the expected benefits and costs of the transaction contemplated by the Interest Purchase Agreement; the expected timing of the completion of the Transaction; the ability of the Company and Pura Vida to complete the acquisition considering the various conditions to the transaction, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the acquisition may not be timely completed, if at all; that, prior to the completion of the Transaction, Pura Vida’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in the Company’s latest Annual Report on Form 10-K and its other filings with the SEC. The Company and Pura Vida assume no obligation and do not intend to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated June 20, 2019
99.2	Investor Presentation dated June 20, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

June 20, 2019	/s/ John Enwright
John Enwright Chief Financial Officer